                                                              EXHIBIT 23.03






                           CONSENT OF KPMG PEAT MARWICK LLP




          The Board of Directors
          Workingmens Capital Holdings, Inc.


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.



          Indianapolis, Indiana
          August 9, 1996